SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 30, 1997

                   THE FIRST AMERICAN FINANCIAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

CALIFORNIA                         0-3658              95-1068610
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)

114 EAST FIFTH STREET, SANTA ANA, CALIFORNIA      92701-4642
(Address of Principal Executive Offices)          (Zip Code)

(714) 558-3211
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     See the attached Exhibit.


ITEM 7.   EXHIBITS.

     99 Press Release of The First American Financial Corporation dated December 2, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE FIRST AMERICAN FINANCIAL CORPORATION
                         (Registrant)


Date: January 27, 1998   By:  /S/ THOMAS A. KLEMENS
                         Name:     Thomas A. Klemens
                         Title:    Executive Vice President and Chief
                                   Financial Officer
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